UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2003

Longs Drug Stores Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8978	68-0048627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 North Civic Drive Walnut Creek, California	94596
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(925) 937-1170

(Former Name or Former address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE

On March 19, 2003, Longs Drug Stores Corporation issued a press release announcing a new share repurchase program authorized by its Board of Directors.  The full text of the press release is filed as an exhibit hereto and incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a)                                  Exhibits.

Number	Exhibit

99.1	Press Release dated March 19, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2003	Longs Drug Stores Corporation

	By:	/s/ Roger L. Chelemedos
	Name:	Roger L. Chelemedos
	Its:	Vice President – Controller

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated March 19, 2003.